Obra Defensive High Yield ETF
(Ticker: ODHY)

SUMMARY PROSPECTUS
August 1, 2026

Before you invest, you may want to review the Obra Defensive High Yield ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at https://www.obrafunds.com. You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com. The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective

Obra Defensive High Yield ETF (the “Fund”) seeks to provide current income with an emphasis on principal preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	4.84%
Total Annual Fund Operating Expenses	5.34%
Fee Waiver and/or Expense Limitation[1,2]	4.84%
Net Annual Fund Operating Expenses[2]	0.50%

1. Restated to reflect current contractual cap on Fund expenses.

2 Obra Fund Management, LLC (the “Advisor”) has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.50% of the average daily net assets of the Fund through July 31, 2027, and may be terminated by the Board of Trustees at any time. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the expense limitation agreement. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that (i) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (ii) the reimbursement may not be made if it would cause the lesser of the expense limitation in place at the time of waiver or at the time of reimbursement to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell (or you hold) all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through July 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$51	$1,163	$2,268	$4,997

Portfolio Turnover.  The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2026, the portfolio turnover rate was 14.75%.

Principal Investment Strategies

As an actively managed exchange-traded fund (“ETF”), the Fund will not seek to replicate the performance of an index.  The Fund intends to achieve its investment objective by investing primarily in high yield corporate bonds (or “junk bonds”).

The Advisor uses a bottom-up, value-driven process to select securities for the Fund’s portfolio. The Advisor starts with larger companies (typically companies with $50 million or more in cash flow) within the higher rated portion (rated B3/B or better) of the high yield bond market. The Advisor assesses the potential for improving or deteriorating credit situations for these companies using a proprietary rating system to quantify credit risk through default risk and loan recovery rankings, the Advisor assigns a KDP Default Risk Rating (“DRR”), which is a proprietary risk rating assigned by the Advisor, to each company. The Advisor also reviews other credit considerations for the companies including: the quality of cash flow and competitive positions; critical covenants including restricted payments, anti-layering, leverage, merger, and consolidation tests; and other key factors regarding the company such as management, financial flexibility, asset valuation, coverage of debt, accounting, and industry exposure. To review these factors, the Advisor reviews a company’s and its competitors’ audited financial statements, company and competitors’ investor calls and presentations, the bond indenture language and bank credit agreement, and external company research and industry reports. The Advisor will purchase a security when it meets the criteria listed above and the Advisor determines that the security has an expected return that is higher for the assessed risk relative to other securities with lower expected returns for their assessed risk. The Advisor will sell a security when it no longer meets the criteria and/or the Advisor deems the relative value of the security to no longer be attractive.

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in U.S. dollar denominated, high yield corporate bonds. High yield corporate bonds are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s Corporation (“S&P”). Bond obligations rated Baa by Moody’s are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. The Fund may invest up to 10% of its net assets in government securities or corporate bonds that are rated Baa3 or above by Moody’s or BBB- or above by S&P.

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The securities selected for the Fund’s portfolio will have a DRR. The DRR is intended to measure the probability that the issuer will default on its obligations over a five-year period. The DRR is determined by evaluating the issuer’s potential for generating cash flow, its financial strength and overall liquidity, the strength of its products and business plan, and the prospects for overall growth of the industry in which the company operates. To evaluate these factors, the Advisor reviews a company’s audited financial statements, company and competitors’ investor calls and presentations, the bond indenture language and bank credit agreement, and external company research and industry reports. The securities in the Fund’s portfolio will generally have a DRR of 3/5 or better (equivalent to B3 or better by Moody’s or B- or better by S&P) at the time of purchase. However, the Advisor may select securities that do not have a DRR provided that the company’s leverage, interest coverage, cash flow, and debt maturity schedule derived from audited financial statements and presentations are well within the range of metrics that would, in the Advisor’s judgement, meet the criteria of a credit typically assigned a KDP Default Risk Ranking of 3/5 or better and a formal DRR is assigned within six months. The Fund may invest up to 10% of its net assets in unrated securities or securities rated Caa1 or below by Moody’s or CCC+ or below by S&P if the equivalent ratings derived from the DRRs are at least B3 by Moody’s or B- by S&P. The Fund may continue to hold securities that have been downgraded to ratings or equivalent ratings that would make them ineligible for purchase.

The Fund’s portfolio will maintain a weighted average rating of at least B2 by Moody’s or B by S&P. The investments in any one issuer are not expected to exceed 1.5% of the Fund’s assets at the time of purchase. The Advisor does not expect the holdings of any one industry, as determined by the ICE BofA HY Index industry classifications, to exceed 15% of the Fund’s total assets as determined at the time of purchase.

The Fund may engage in frequent trading of its securities in order to take advantage of new investment opportunities or relative value. The Fund may be more heavily involved in frequent trading during periods of market volatility in order to attempt to generate gains, preserve gains, or limit losses.

As an actively managed ETF that does not seek to replicate the performance of a specified index, the Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.

From time to time the Fund may focus its investments in one or more particular sectors. As of March 31, 2026, the Fund focused its investments in the consumer discretionary sector.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per Share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Below Investment Grade Securities Risk. The Fund may invest in securities that are rated below investment grade, which are also referred to as “junk”.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Credit risk is greater for securities rated below investment grade than for investment grade securities, which is the risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher-grade securities. The retail secondary market for below investment grade securities may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.

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Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement, or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Corporate Debt Securities Risk. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Inflation-Indexed Bond Risk. Inflation-indexed bonds may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

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Authorized Participant Risk: Only an authorized participant (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).

Cash and Cash Equivalents Risk. At any time, the Fund may have investments in cash or cash equivalents. When a portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Counterparty Credit Risk. The stability and liquidity of many transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Inflation Risk.  Fixed income securities are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.

Interest Rate Risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. Interest rate changes can be sudden and unpredictable. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell some or all of its bond investments at any given time.

Changes in interest rates may also affect the Share price; for example, a sharp rise in interest rates could cause the Share price to fall. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

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Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per Share will change daily in response to such factors.

New Advisor Risk. The Advisor has only recently begun serving as an investment advisor to ETF. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund and may have limited resources.

Limited History of Operations Risk. The Fund has a limited history of operations. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

ETF Structure Risks.  The Fund is structured as an ETF and as a result is subject to certain risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.
o	Cash purchases. Although the Fund does not anticipate large cash purchases or redemptions, to the extent Creation Units are purchased or sold by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

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◾	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund's NAV.
◾	To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and the Fund's NAV.
◾	The market price for the Shares may deviate from the Fund's NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Shares than the Fund's NAV, which is reflected in the bid and ask price for Shares or in the closing price.
◾	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund's domestic trading day, which could lead to differences between the market value of the Shares and the Fund's NAV.
◾	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund's portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund's NAV.

Sector Focus Risk. Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

●	Consumer Discretionary. Because companies in this sector manufacture products and provide discretionary services directly to the consumer, these companies may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending. These companies are also subject to severe competition and changes in demographics and consumer tastes, which may have an adverse effect on the performance of these companies.

Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security, and related risks. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Fund and its service providers are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

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Investment Risk. An investment in Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Any real or perceived adverse economic changes, local, regional or global events such as war, acts of terrorism, disasters, trade disputes, disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities of those countries, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events, could have a material adverse impact on the Fund or its investments. Any of these conditions can adversely affect the economic prospects of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Moreover, changes in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, and portfolio liquidity, among other factors.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Fund Performance

Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here. You may request a copy of the Fund's annual and semi-annual reports and financial statements at no charge by calling the Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information on the Fund’s results can be obtained by visiting www.obrafunds.com/ODHY.

Management

Investment Adviser. Obra Fund Management, LLC, is the investment adviser to the Fund (“Obra” or the “Advisor”).

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Portfolio Managers. Peter Polanskyj, Senior Managing Director and Chief Investment Officer at the Advisor, Scott Macklin, Managing Director and Head of US Leveraged Finance at the Advisor, Justin Monteith, Director of Institutional Credit Portfolio Management, and Dennis Dowden, Director of Institutional Credit Portfolio Management, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Polanskyj, Macklin, Montieth and Dowden have managed the Fund since June 2025.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, on the Fund’s website listed below:

Fund	URL
Obra Defensive High Yield ETF	www.obrafunds.com/ODHY

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangements generally will be taxed later when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Advisor or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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